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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               Cotelligent Group, Inc.
                   -------------------------------------------
                    (Exact name of registrant as specified in
                                  its charter)


          September 8, 1998               (September 3, 1998)
         -------------------------------------------------------------
           Date of Report           (Date of earliest event reported)




          Delaware                   0-25372             94-3173918
      (State or other juris-       (Commission         (I.R.S. Employer
      diction of incorporation)    File Number)        Identification No.)



           101 California Street - Suite 2050 San Francisco, CA   94111
               (Address of principal executive offices)         (Zip Code)



                                 (415)439-6400
              (Registrant's telephone number, including area code)







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Item 5.  Other Events.

On September 3, 1998, the Board of Directors of Cotelligent Group, Inc. authorized a share repurchase program of up to 2.0 million shares of Common Stock or approximately 14% of outstanding shares of Common Stock.

           A copy of the press release announcing the share repurchase program is attached as an Exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

                  Exhibit No.                                 Exhibit

                      99                                      Press Release





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                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COTELLIGENT GROUP, INC.
                                                (Registrant)



Dated:  September 8, 1998                       By: /S/ James R. Lavelle
                                                -------------------------
                                                      James R. Lavelle
                                                    Chief Executive Officer



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                               EXHIBIT INDEX


Exhibit No.      Description

99               Press Release announcing share repurchase program

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